                                    EXHIBIT 99.1
LendingClub Reports Third Quarter 2023 Results
Continued GAAP Profitability With Strong Capital & Liquidity Levels
Doubles Issuance of Structured Certificates With New Buyers Added to Platform

SAN FRANCISCO – October 25, 2023 – LendingClub Corporation (NYSE: LC), the parent company of LendingClub Bank, America’s leading digital marketplace bank, today announced financial results for the third quarter ended September 30, 2023.

“Our disciplined execution has resulted in our tenth consecutive quarter of GAAP profitability. We are successfully leveraging our proprietary structured certificates program to drive marketplace issuance, while also taking difficult but necessary actions to align our expense base to current market conditions,” said Scott Sanborn, LendingClub CEO. “Looking ahead, these actions combined with our strong foundation and capital base have us well positioned to capture a historic refinance opportunity as market conditions stabilize.”

Third Quarter 2023 Results
Balance Sheet:
•Total assets of $8.5 billion compared to $8.3 billion in the prior quarter, primarily reflecting growth in securities related to the structured certificate program.
•Deposits of $7.0 billion compared to $6.8 billion in the prior quarter, primarily due to an increase in customer certificates of deposit.
◦FDIC-insured deposits represent approximately 86% of total deposits.
•Loans and leases held for investment of $5.2 billion compared to $5.6 billion in the prior quarter as the Company grew the structured certificate and extended seasoning programs while retaining fewer held for investment loans.
•Strong capital position with a consolidated Tier 1 leverage ratio of 13.2% and consolidated Common Equity Tier 1 capital ratio of 16.9%.
•Book value per common share of $11.02 compared to $11.09 in the prior quarter.
•Tangible book value per common share of $10.21 compared to $10.26 in the prior quarter.

Financial Performance:
•Loan originations of $1.5 billion compared to $2.0 billion in the prior quarter as a result of reduced purchases by bank loan investors.
•Total net revenue of $200.8 million compared to $232.5 million in the prior quarter due to:
◦Marketplace revenue of $60.9 million compared to $82.8 million in the prior quarter, primarily reflecting lower pricing on sold marketplace volumes, partially offset by a one-time benefit related to recouping volume-based purchase incentives from the bank investor channel.
◦Net interest income of $137.0 million compared to $146.7 million in the prior quarter reflecting a lower balance of held for investment loans and higher deposit funding costs.
•Net income of $5.0 million, or diluted EPS of $0.05, compared to $10.1 million, or diluted EPS of $0.09, in the prior quarter.
•Pre-provision net revenue (PPNR) of $72.8 million compared to $81.4 million in the prior quarter. PPNR in the third quarter of 2023 is inclusive of:
◦A non-recurring $10.4 million revenue benefit related to customer forfeitures of purchase incentives from the bank investor channel
◦A non-recurring $8.9 million benefit from lower accrued variable compensation
◦Severance charges of $5.4 million, partially offset by a $4.0 million reversal of previously accrued compensation
•Provision for credit losses of $64.5 million compared to $66.6 million in the prior quarter driven by lower volume of retained loans, offset by an increase in provision on the Held for Investment loan portfolio.
•Efficiency ratio improved to 63.7% compared to 65.0% in the prior quarter, driven by lower non-interest expense.

	Three Months Ended
($ in millions, except per share amounts)	September 30, 2023	June 30, 2023	September 30, 2022
Total net revenue	$200.8	$232.5	$304.9
Non-interest expense	128.0	151.1	186.2
Pre-provision net revenue (1)	72.8	81.4	118.7
Provision for credit losses	64.5	66.6	82.7
Income before income tax benefit (expense)	8.3	14.8	36.0
Income tax benefit (expense)	(3.3)	(4.7)	7.2
Net income	$5.0	$10.1	$43.2
Diluted EPS	$0.05	$0.09	$0.41

Income tax benefit from release of tax valuation allowance	$—	$—	$5.0
Net income excluding income tax benefit (1)	$5.0	$10.1	$38.2
Diluted EPS excluding income tax benefit (1)	$0.05	$0.09	$0.36
(1)    See page 3 of this release for additional information on our use of non-GAAP financial measures.

For a calculation of Pre-Provision Net Revenue, Net Income Excluding Income Tax Benefit, Diluted EPS Excluding Income Tax Benefit, and Tangible Book Value Per Common Share, refer to the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables at the end of this release.

Financial Outlook

Fourth Quarter 2023
Loan Originations	$1.5B to $1.7B
Pre-Provision Net Revenue (PPNR)	$35M to $45M

About LendingClub
LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC. LendingClub Bank is the leading digital marketplace bank in the U.S., where members can access a broad range of financial products and services designed to help them pay less when borrowing and earn more when saving. Based on more than 150 billion cells of data and over $90 billion in loans, our advanced credit decisioning and machine-learning models are used across the customer lifecycle to expand seamless access to credit for our members, while generating compelling risk-adjusted returns for our loan investors. Since 2007, more than 4.7 million members have joined the Club to help reach their financial goals. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub third quarter 2023 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, October 25, 2023. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To access the call, please dial +1 (404) 975-4839, or outside the U.S. +1 (833) 470-1428, with Access Code 896211, ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. An audio replay will also be available 1 hour after the end of the call until November 1, 2023, by calling +1 (929) 458-6194 or outside the U.S. +1 (833) 470-1428, with Access Code 963754. LendingClub has used, and intends to use, its investor relations website, blog (http://blog.lendingclub.com), Twitter handles (@LendingClub and @LendingClubIR) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Non-GAAP Financial Measures
To supplement our financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Pre-Provision Net Revenue, Net Income Excluding Income Tax Benefit, Diluted EPS Excluding Income Tax Benefit, and Tangible Book Value Per Common Share. Our non-GAAP financial measures do have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP.

We believe these non-GAAP financial measures provide management and investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and enable comparison of our financial results with other public companies.

We believe Pre-Provision Net Revenue, Net Income Excluding Income Tax Benefit and Diluted EPS Excluding Income Tax Benefit are important measures because they reflect the financial performance of our business operations. Pre-Provision Net Revenue is a non-GAAP financial measure calculated by subtracting the provision for credit losses and income tax benefit/expense from net income. Net Income Excluding Income Tax Benefit adjusts for the release of a deferred tax asset valuation allowance in 2022. Diluted EPS Excluding Income Tax Benefit is a non-GAAP financial measure calculated by dividing Net Income Excluding Income Tax Benefit by the weighted-average diluted common shares outstanding.

We believe Tangible Book Value (TBV) Per Common Share is an important measure used to evaluate the company’s use of equity. TBV Per Common Share is a non-GAAP financial measure representing common equity reduced by goodwill and intangible assets, divided by ending common shares issued and outstanding.

For a reconciliation of such measures to the nearest GAAP measures, please refer to the tables beginning on page 13 of this release.

Safe Harbor Statement
Some of the statements above, including statements regarding our competitive advantages, macroeconomic outlook, anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to continue to attract and retain new and existing borrowers and platform investors; our ability to realize the expected benefits from recent initiatives; competition; overall economic conditions; the interest rate environment; the regulatory environment; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in our subsequent filings with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$63,844	$85,818	$98,990	$127,465	$181,237	(26)%	(65)%
Net interest income	137,005	146,652	146,704	135,243	123,676	(7)%	11%
Total net revenue	200,849	232,470	245,694	262,708	304,913	(14)%	(34)%
Non-interest expense	128,035	151,079	157,308	180,044	186,219	(15)%	(31)%
Pre-provision net revenue(1)	72,814	81,391	88,386	82,664	118,694	(11)%	(39)%
Provision for credit losses	64,479	66,595	70,584	61,512	82,739	(3)%	(22)%
Income before income tax benefit (expense)	8,335	14,796	17,802	21,152	35,955	(44)%	(77)%
Income tax benefit (expense)	(3,327)	(4,686)	(4,136)	2,439	7,243	(29)%	N/M
Net income	5,008	10,110	13,666	23,591	43,198	(50)%	(88)%
Income tax benefit from release of tax valuation allowance	—	—	—	3,180	5,015	N/M	N/M
Net income excluding income tax benefit(1)(2)	$5,008	$10,110	$13,666	$20,411	$38,183	(50)%	(87)%

Basic EPS	$0.05	$0.09	$0.13	$0.22	$0.41	(44)%	(88)%
Diluted EPS	$0.05	$0.09	$0.13	$0.22	$0.41	(44)%	(88)%
Diluted EPS excluding income tax benefit(1)(2)	$0.05	$0.09	$0.13	$0.19	$0.36	(44)%	(86)%

LendingClub Corporation Performance Metrics:
Net interest margin	6.9%	7.1%	7.5%	7.8%	8.3%
Efficiency ratio(3)	63.7%	65.0%	64.0%	68.5%	61.1%
Return on average equity (ROE)(4)	1.7%	3.4%	4.6%	7.2%	14.2%
Return on average total assets (ROA)(5)	0.2%	0.5%	0.7%	1.1%	2.5%
Marketing expense as a % of loan originations	1.3%	1.2%	1.2%	1.4%	1.3%

LendingClub Corporation Capital Metrics:
Common equity Tier 1 capital ratio	16.9%	16.1%	15.6%	15.8%	18.3%
Tier 1 leverage ratio	13.2%	12.4%	12.8%	14.1%	15.7%
Book value per common share	$11.02	$11.09	$11.08	$10.93	$10.67	(1)%	3%
Tangible book value per common share(1)	$10.21	$10.26	$10.23	$10.06	$9.78	—%	4%

Loan Originations (in millions)(6):
Total loan originations	$1,508	$2,011	$2,288	$2,524	$3,539	(25)%	(57)%
Marketplace loans	$1,182	$1,353	$1,286	$1,824	$2,386	(13)%	(50)%
Loan originations held for investment	$326	$657	$1,002	$701	$1,153	(50)%	(72)%
Loan originations held for investment as a % of total loan originations	22%	33%	44%	28%	33%

Servicing Portfolio AUM (in millions)(7):
Total servicing portfolio	$14,818	$15,669	$16,060	$16,157	$15,929	(5)%	(7)%
Loans serviced for others	$9,601	$10,204	$10,504	$10,819	$11,807	(6)%	(19)%

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	Q/Q	Y/Y
Balance Sheet Data:
Loans and leases held for investment at amortized cost, net, excluding PPP loans	$4,879,222	$5,160,546	$5,091,969	$4,638,331	$4,414,347	(5)%	11%
PPP loans	$7,560	$17,640	$51,112	$66,971	$89,379	(57)%	(92)%
Total loans and leases held for investment at amortized cost, net(8)	$4,886,782	$5,178,186	$5,143,081	$4,705,302	$4,503,726	(6)%	9%
Loans held for investment at fair value	$326,299	$404,119	$748,618	$925,938	$15,057	(19)%	N/M
Total loans and leases held for investment	$5,213,081	$5,582,305	$5,891,699	$5,631,240	$4,518,783	(7)%	15%
Total assets	$8,472,351	$8,342,506	$8,754,018	$7,979,747	$6,775,074	2%	25%
Total deposits	$7,000,263	$6,843,535	$7,218,854	$6,392,553	$5,123,506	2%	37%
Total liabilities	$7,264,132	$7,136,983	$7,563,276	$6,815,453	$5,653,664	2%	28%
Total equity	$1,208,219	$1,205,523	$1,190,742	$1,164,294	$1,121,410	—%	8%
N/M – Not meaningful
(1)    Represents a non-GAAP financial measure. See “Reconciliation of GAAP to Non-GAAP Financial Measures.”
(2)    Excludes fourth and third quarter 2022 income tax benefit of $3.2 million and $5.0 million, respectively, due to the release of a deferred tax asset valuation allowance.
(3)    Calculated as the ratio of non-interest expense to total net revenue.
(4)    Calculated as annualized net income (which excludes the income tax benefit from the release of the deferred tax asset valuation allowance in the periods it did not occur) divided by average equity for the period presented.
(5)    Calculated as annualized net income (which excludes the income tax benefit from the release of the deferred tax asset valuation allowance in the periods it did not occur) divided by average total assets for the period presented.
(6)    Includes unsecured personal loans and auto loans only.
(7)    Loans serviced on our platform, which includes unsecured personal loans, auto loans and education and patient finance loans serviced for others and held for investment by the company.
(8)    Excludes loans held for investment at fair value, which primarily consists of a loan portfolio that was acquired in the fourth quarter of 2022.

The asset quality metrics presented in the following table are for loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

	As of and for the three months ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Asset Quality Metrics:
Allowance for loan and lease losses to total loans and leases held for investment	6.7%	6.4%	6.4%	6.5%	6.3%
Allowance for loan and lease losses to consumer loans and leases held for investment	7.4%	7.1%	7.1%	7.3%	7.2%
Allowance for loan and lease losses to commercial loans and leases held for investment	2.0%	1.9%	2.0%	2.0%	1.9%
Net charge-offs	$68,795	$59,884	$49,845	$37,148	$22,658
Net charge-off ratio(1)	5.1%	4.4%	3.8%	3.0%	2.1%
(1)    Net charge-off ratio is calculated as annualized net charge-offs divided by average outstanding loans and leases held for investment during the period, excluding PPP loans.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)
The following table presents loans and leases held for investment at amortized cost and loans held for investment at fair value:

	September 30, 2023	December 31, 2022
Unsecured personal	$4,094,748	$3,866,373
Residential mortgages	186,510	199,601
Secured consumer	254,105	194,634
Total consumer loans held for investment	4,535,363	4,260,608
Equipment finance (1)	125,289	160,319
Commercial real estate	373,246	373,501
Commercial and industrial (2)	203,379	238,726
Total commercial loans and leases held for investment	701,914	772,546
Total loans and leases held for investment at amortized cost	5,237,277	5,033,154
Allowance for loan and lease losses	(350,495)	(327,852)
Loans and leases held for investment at amortized cost, net	$4,886,782	$4,705,302
Loans held for investment at fair value	326,299	925,938
Total loans and leases held for investment	$5,213,081	$5,631,240
(1)    Comprised of sales-type leases for equipment.
(2)    Includes $7.6 million and $67.0 million of Paycheck Protection Program (PPP) loans as of September 30, 2023 and December 31, 2022, respectively. Such loans are guaranteed by the Small Business Association and, therefore, the company determined no allowance for expected credit losses is required on these loans.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands)
(Unaudited)
The following tables present the allowance for loan and lease losses on loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

	Three Months Ended
	September 30, 2023			June 30, 2023
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$341,161	$14,002	$355,163	$333,546	$15,311	$348,857
Credit loss expense for loans and leases held for investment	63,733	394	64,127	66,874	(684)	66,190
Charge-offs	(73,644)	(534)	(74,178)	(63,345)	(924)	(64,269)
Recoveries	5,038	345	5,383	4,086	299	4,385
Allowance for loan and lease losses, end of period	$336,288	$14,207	$350,495	$341,161	$14,002	$355,163

	Three Months Ended
	September 30, 2022
	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$228,184	$15,076	$243,260
Credit loss expense for loans and leases held for investment	81,935	664	82,599
Charge-offs	(22,944)	(784)	(23,728)
Recoveries	963	107	1,070
Allowance for loan and lease losses, end of period	$288,138	$15,063	$303,201

LENDINGCLUB CORPORATION
PAST DUE LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)
The following tables present past due loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

September 30, 2023	30-59 Days	60-89 Days	90 or More Days	Total Days Past Due
Unsecured personal	$33,476	$26,668	$29,398	$89,542
Residential mortgages	—	—	163	163
Secured consumer	1,678	790	209	2,677
Total consumer loans held for investment	$35,154	$27,458	$29,770	$92,382

Equipment finance	$—	$3,150	$—	$3,150
Commercial real estate	4,493	434	1,618	6,545
Commercial and industrial (1)	1,514	29	1,515	3,058
Total commercial loans and leases held for investment (1)	$6,007	$3,613	$3,133	$12,753
Total loans and leases held for investment at amortized cost (1)	$41,161	$31,071	$32,903	$105,135

December 31, 2022	30-59 Days	60-89 Days	90 or More Days	Total Days Past Due
Unsecured personal	$21,016	$16,418	$16,255	$53,689
Residential mortgages	—	254	331	585
Secured consumer	1,720	382	188	2,290
Total consumer loans held for investment	$22,736	$17,054	$16,774	$56,564

Equipment finance	$3,172	$—	$859	$4,031
Commercial real estate	—	102	—	102
Commercial and industrial (1)	—	—	1,643	1,643
Total commercial loans and leases held for investment (1)	$3,172	$102	$2,502	$5,776
Total loans and leases held for investment at amortized cost (1)	$25,908	$17,156	$19,276	$62,340
(1)    Past due PPP loans are excluded from the tables.

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	September 30, 2023	June 30, 2023	September 30, 2022	Q3 2023 vs Q2 2023	Q3 2023 vs Q3 2022
Non-interest income:
Origination fees	$60,912	$70,989	$127,142	(14)%	(52)%
Servicing fees	32,768	22,015	23,760	49%	38%
Gain on sales of loans	8,572	13,221	23,554	(35)%	(64)%
Net fair value adjustments	(41,366)	(23,442)	(619)	76%	N/M
Marketplace revenue	60,886	82,783	173,837	(26)%	(65)%
Other non-interest income	2,958	3,035	7,400	(3)%	(60)%
Total non-interest income	63,844	85,818	181,237	(26)%	(65)%

Total interest income	207,412	214,486	143,220	(3)%	45%
Total interest expense	70,407	67,834	19,544	4%	260%
Net interest income	137,005	146,652	123,676	(7)%	11%

Total net revenue	200,849	232,470	304,913	(14)%	(34)%

Provision for credit losses	64,479	66,595	82,739	(3)%	(22)%

Non-interest expense:
Compensation and benefits	58,497	71,553	84,916	(18)%	(31)%
Marketing	19,555	23,940	46,031	(18)%	(58)%
Equipment and software	12,631	13,968	12,491	(10)%	1%
Depreciation and amortization	11,250	11,638	10,681	(3)%	5%
Professional services	8,414	9,974	11,943	(16)%	(30)%
Occupancy	4,612	4,684	5,051	(2)%	(9)%
Other non-interest expense	13,076	15,322	15,106	(15)%	(13)%
Total non-interest expense	128,035	151,079	186,219	(15)%	(31)%

Income before income tax benefit (expense)	8,335	14,796	35,955	(44)%	(77)%
Income tax benefit (expense)	(3,327)	(4,686)	7,243	(29)%	N/M
Net income	$5,008	$10,110	$43,198	(50)%	(88)%

Net income per share:
Basic EPS	$0.05	$0.09	$0.41	(44)%	(88)%
Diluted EPS	$0.05	$0.09	$0.41	(44)%	(88)%
Weighted-average common shares – Basic	109,071,180	107,892,590	104,215,594	1%	5%
Weighted-average common shares – Diluted	109,073,194	107,895,072	105,853,938	1%	3%
N/M – Not meaningful

LENDINGCLUB CORPORATION
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended September 30, 2023			Three Months Ended June 30, 2023			Three Months Ended September 30, 2022
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (2)
Cash, cash equivalents, restricted cash and other	$1,249,087	$16,798	5.38%	$1,512,700	$19,134	5.06%	$893,655	$5,017	2.25%
Securities available for sale at fair value	601,512	9,467	6.30%	437,473	5,948	5.44%	396,556	3,820	3.85%
Loans held for sale at fair value	286,111	9,582	13.40%	106,865	4,433	16.59%	126,487	5,879	18.59%
Loans and leases held for investment:
Unsecured personal loans	4,257,360	142,118	13.35%	4,360,506	145,262	13.33%	3,268,649	110,446	13.52%
Commercial and other consumer loans	1,147,130	16,842	5.87%	1,156,751	16,823	5.82%	1,135,474	13,582	4.78%
Loans and leases held for investment at amortized cost	5,404,490	158,960	11.76%	5,517,257	162,085	11.75%	4,404,123	124,028	11.26%
Loans held for investment at fair value	362,837	11,788	13.00%	670,969	21,692	12.93%	17,763	791	17.83%
Total loans and leases held for investment	5,767,327	170,748	11.84%	6,188,226	183,777	11.88%	4,421,886	124,819	11.29%
Retail and certificate loans held for investment at fair value	22,311	817	14.65%	32,760	1,194	14.57%	104,010	3,685	14.17%
Total interest-earning assets	7,926,348	207,412	10.47%	8,278,024	214,486	10.36%	5,942,594	143,220	9.64%

Cash and due from banks and restricted cash	69,442			78,221			58,411
Allowance for loan and lease losses	(354,263)			(354,348)			(254,849)
Other non-interest earning assets	691,641			686,956			597,169
Total assets	$8,333,168			$8,688,853			$6,343,325

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$1,271,720	$9,541	2.98%	$1,397,302	$7,760	2.23%	$2,192,904	$4,575	0.83%
Savings accounts and certificates of deposit	5,357,717	59,968	4.44%	5,546,862	58,761	4.25%	2,260,170	10,609	1.86%
Interest-bearing deposits	6,629,437	69,509	4.16%	6,944,164	66,521	3.84%	4,453,074	15,184	1.35%
Retail notes, certificates and secured borrowings	22,311	817	14.65%	32,760	1,194	14.57%	104,010	3,685	14.17%
Other interest-bearing liabilities	13,567	81	2.42%	31,409	119	1.51%	140,904	675	1.92%
Total interest-bearing liabilities	6,665,315	70,407	4.19%	7,008,333	67,834	3.88%	4,697,988	19,544	1.65%

Non-interest bearing deposits	183,728			205,750			284,134
Other liabilities	271,118			272,142			250,086
Total liabilities	$7,120,161			$7,486,225			$5,232,208

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended September 30, 2023			Three Months Ended June 30, 2023			Three Months Ended September 30, 2022
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Total equity	$1,213,007			$1,202,628			$1,111,117
Total liabilities and equity	$8,333,168			$8,688,853			$6,343,325

Interest rate spread			6.28%			6.48%			7.99%

Net interest income and net interest margin		$137,005	6.91%		$146,652	7.09%		$123,676	8.32%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	September 30, 2023	December 31, 2022
Assets
Cash and due from banks	$19,220	$23,125
Interest-bearing deposits in banks	1,288,550	1,033,905
Total cash and cash equivalents	1,307,770	1,057,030
Restricted cash	42,487	67,454
Securities available for sale at fair value ($872,341 and $399,668 at amortized cost, respectively)	795,669	345,702
Loans held for sale at fair value	362,789	110,400
Loans and leases held for investment	5,237,277	5,033,154
Allowance for loan and lease losses	(350,495)	(327,852)
Loans and leases held for investment, net	4,886,782	4,705,302
Loans held for investment at fair value	326,299	925,938
Retail and certificate loans held for investment at fair value	18,118	55,425
Property, equipment and software, net	159,768	136,473
Goodwill	75,717	75,717
Other assets	496,952	500,306
Total assets	$8,472,351	$7,979,747
Liabilities and Equity
Deposits:
Interest-bearing	$6,687,069	$6,158,560
Noninterest-bearing	313,194	233,993
Total deposits	7,000,263	6,392,553
Borrowings	10,717	74,858
Retail notes, certificates and secured borrowings at fair value	18,118	55,425
Other liabilities	235,034	292,617
Total liabilities	7,264,132	6,815,453
Equity
Common stock, $0.01 par value; 180,000,000 shares authorized; 109,648,769 and 106,546,995 shares issued and outstanding, respectively	1,096	1,065
Additional paid-in capital	1,660,236	1,628,590
Accumulated deficit	(398,961)	(427,745)
Accumulated other comprehensive loss	(54,152)	(37,616)
Total equity	1,208,219	1,164,294
Total liabilities and equity	$8,472,351	$7,979,747

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except share and per share data)
(Unaudited)
Pre-Provision Net Revenue

	For the three months ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
GAAP Net income	$5,008	$10,110	$13,666	$23,591	$43,198
Less: Provision for credit losses	(64,479)	(66,595)	(70,584)	(61,512)	(82,739)
Less: Income tax benefit (expense)	(3,327)	(4,686)	(4,136)	2,439	7,243
Pre-provision net revenue	$72,814	$81,391	$88,386	$82,664	$118,694

	For the three months ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Non-interest income	$63,844	$85,818	$98,990	$127,465	$181,237
Net interest income	137,005	146,652	146,704	135,243	123,676
Total net revenue	200,849	232,470	245,694	262,708	304,913
Non-interest expense	(128,035)	(151,079)	(157,308)	(180,044)	(186,219)
Pre-provision net revenue	72,814	81,391	88,386	82,664	118,694
Provision for credit losses	(64,479)	(66,595)	(70,584)	(61,512)	(82,739)
Income before income tax benefit (expense)	8,335	14,796	17,802	21,152	35,955
Income tax benefit (expense)	(3,327)	(4,686)	(4,136)	2,439	7,243
GAAP Net income	$5,008	$10,110	$13,666	$23,591	$43,198

Net Income Excluding Income Tax Benefit and Diluted EPS Excluding Income Tax Benefit

		For the three months ended
		December 31, 2022	September 30, 2022
GAAP Net income		$23,591	$43,198
Less: Income tax benefit from release of tax valuation allowance (1)		3,180	5,015
Net income excluding income tax benefit		$20,411	$38,183

GAAP Diluted EPS		$0.22	$0.41

(A)	Income tax benefit from release of tax valuation allowance	$3,180	$5,015
(B)	Weighted-average common shares – Diluted	105,984,612	105,853,938
(A/B)	Diluted EPS impact of income tax benefit	$0.03	$0.05

Diluted EPS excluding income tax benefit		$0.19	$0.36
(1)    There was no income tax benefit from the release of a tax valuation allowance during the nine months ended September 30, 2023.

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Continued)
(In thousands, except share and per share data)
(Unaudited)
Tangible Book Value Per Common Share

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
GAAP common equity	$1,208,219	$1,205,523	$1,190,742	$1,164,294	$1,121,410
Less: Goodwill	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)
Less: Intangible assets	(13,151)	(14,167)	(15,201)	(16,334)	(17,512)
Tangible common equity	$1,119,351	$1,115,639	$1,099,824	$1,072,243	$1,028,181

Book value per common share
GAAP common equity	$1,208,219	$1,205,523	$1,190,742	$1,164,294	$1,121,410
Common shares issued and outstanding	109,648,769	108,694,120	107,460,734	106,546,995	105,088,761
Book value per common share	$11.02	$11.09	$11.08	$10.93	$10.67

Tangible book value per common share
Tangible common equity	$1,119,351	$1,115,639	$1,099,824	$1,072,243	$1,028,181
Common shares issued and outstanding	109,648,769	108,694,120	107,460,734	106,546,995	105,088,761
Tangible book value per common share	$10.21	$10.26	$10.23	$10.06	$9.78